UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

NEWPORT DIGITAL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

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Nevada (State or other Jurisdiction of Incorporation or organization)	000-33251 (Commission File Number)	33-0903004 (IRS Employer I.D. No.)

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620 Newport Ctr Drive Suite 570

Newport Beach, CA  92660

949-644-1433

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

ITEM 8.01 Other Events.

CHANGE OF TRADING SYMBOL FOR COMMON STOCK

On June 11, 2009, the Registrant’s trading symbol for its Common Stock will change to “NPDT” on the over the counter Bulletin Board Market where its Common Shares are traded, reflecting the recent change in its Corporate name to “NEWPORT DIGITAL TECHNOLOGIES, INC.”   Previously, the Registrant’s Common Stock has traded under the name, “IFDG”.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT DIGITAL TECHNOLOGIES, INC.

Dated: June 11, 2009

By: Richard Damion

/s/ Richard Damion

Chief Executive Officer